EXHIBIT 99.1
                                                                    ------------

            SEMOTUS RECEIVES RULING FROM THE AMERICAN STOCK EXCHANGE
                PLANS TO HAVE ITS SECURITIES QUOTED ON THE OTCBB

LOS GATOS, CALIF. - (PRIMEZONE) - FEBRUARY 29, 2008 - Semotus Solutions, Inc. (AMEX:DLK), an innovative leader of software solutions for enterprise mobility, today announced that it was notified on Monday, February 25, 2008 that the American Stock Exchange (AMEX) has determined to delist the Company's Common Stock from the Amex as soon as practicable. As previously disclosed in the Company's Quarterly Reports on Form 10-QSB, Annual Report on Form 10-KSB and Reports on Form 8-K, the Company was notified in July of 2006 that it did not fully satisfy all of Amex's requirements for continued listing. Following an oral appeals hearing that was held on February 20, 2008 before the Amex Listing Qualifications Panel, the panel has determined to delist the Company's Common Stock from the Amex as soon as practicable.

Anthony N. LaPine, CEO, stated: "I am very encouraged by the overall progress the Company has made in connection with reducing expenses, divesting unprofitable subsidiaries, and growing our HipLink software product line. While disappointed that AMEX regulations precluded further extensions of time to complete our turnaround, we look forward to this rebuilding phase of the Company and the improved shareholder value that will follow."

LaPine continued, "In addition to our dedicated efforts to grow revenue organically, we are continuing to aggressively pursue a wide range of creative business strategies, including acquisitions, mergers, reverse mergers and/or private financings that offer potential to improve and enhance the Company's long-term value proposition. We are in various stages of discussion and negotiation with a number of entities. We remain committed to defining and executing strategies that provide the greatest value-driven growth opportunities for Semotus and its shareholders, and will continue to move forward with this objective firmly in focus."

Semotus intends to list its Common Stock on the Over-the-Counter Bulletin Board ("OTCBB") following its delisting from the Amex and has secured the support of a market maker to assist in this transition. Final approval for listing on the OTCBB is required from the Financial Industry Regulatory Authority (FINRA) and is reasonably expected. Semotus started its pubic life in 1996 on the OTCBB as DASY before being listed on the AMEX in 1999. Management believes that the OTCBB will provide sufficient liquidity to its shareholders given the current level of trading. At an appropriate time in the future, Semotus may seek to qualify again for a national exchange listing.

ABOUT SEMOTUS SOLUTIONS
Founded in 1993, Semotus Solutions is the premier provider of software for the mobile enterprise, connecting employees to critical business systems, information and processes. Semotus has a Fortune 1000-installed customer base and hundreds of corporate clients including Lockheed Martin, Blue Cross Blue Shield, Coca-Cola, Hewlett Packard, Nextel Communications, JP Morgan Chase and The United Nations. Semotus Solutions' software provides mobility, convenience, efficiency and profitability in the areas of workforce automation, finance, health care and m-commerce. For more information on the Company, please visit the following web sites: http://www.semotus.com; http://www.hiplinkwireless.com; http://www.clickmarks.com.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS, WHICH ARE MADE PURSUANT TO THE SAFE-HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS "INTENDS," "BELIEVES," AND SIMILAR EXPRESSIONS REFLECTING SOMETHING OTHER THAN HISTORICAL FACT ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THE TIMELY DEVELOPMENT AND MARKET ACCEPTANCE OF PRODUCTS AND TECHNOLOGIES, THE ABILITY TO SECURE ADDITIONAL

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SOURCES OF FINANCE, THE ABILITY TO REDUCE OPERATING EXPENSES, AND OTHER FACTORS
DESCRIBED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. AND IN PARTICULAR, MANAGEMENT'S EXPECTATIONS REGARDING OUR ABILITY TO CONTINUE HAVING OUR COMMON STOCK QUOTED ON THE OTCBB FOLLOWING THE AMEX'S FILING OF A DELISTING APPLICATION WITH THE SEC COULD BE AFFECTED BY, AMONG OTHER THINGS, COMPLIANCE WITH APPLICABLE QUOTATION REQUIREMENTS OF THE OTCBB. THE ACTUAL RESULTS THAT THE COMPANY ACHIEVES MAY DIFFER MATERIALLY FROM ANY FORWARD-LOOKING STATEMENT DUE TO SUCH RISKS AND UNCERTAINTIES. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT EVENTS OR CIRCUMSTANCES THAT MAY ARISE AFTER THE DATE OF THIS RELEASE.

                      FOR MORE INFORMATION, PLEASE CONTACT
                             SEMOTUS SOLUTIONS, INC.
                                  408-399-6120
                                 IR@SEMOTUS.COM